PROMISSORY NOTE


         For consideration received, Coaching Institute, Inc., 112 West Business Park Drive, Draper, UT 84020 (Borrower) agrees to pay Lona J. Hendricks (Lender) according to the following terms:


         Principal amount:                    $40,000

         Annualized Interest Rate:            9.75%

         Term:                                3 years

         Payment Terms:                       Monthly payments of principal and
                                              interest amortized over 36 months.

         Date of Loan:                        April 1, 1999


         This promissory note is secured by the general credit of Coaching Institute, Inc., and at the option of the Lender, a security interest may be filed securing the loan with the assets of the borrower.


         /s/ Craig J. Hendricks, Pres.               /s/ Lona J. Hendricks
         -----------------------------               ---------------------
         Coaching Institute, Inc.                    Lender
         Borrower